UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

KISSES FROM ITALY INC.

(Exact name of registrant as specified in charter)

Florida	000-55967	46-2388377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000 Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 423-7129

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Agreement

On June 21, 2023, Kisses from Italy, Inc., a Florida corporation (the “Company”), entered into an amendment (the “Amendment”) to the Common Stock Purchase Warrant dated May 24, 2023 (the “Warrant”), with Jefferson Street Capital, LLC, a New Jersey limited liability company (“Lender”). As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 24, 2023, the Warrant was issued in connection with the issuance of a convertible promissory note to the Lender. The Warrant provides for the purchase of up to 1,000,000 shares of the Company’s common stock at an exercise price of $0.10 per share on the earlier of 180 days from May 24, 2023, or when a registration statement covering the shares underlying the Warrant is effective.

The Warrant may be exercised on a cashless basis unless a registration statement covering the Warrant Shares has been declared effective at the time of exercise. The number of Warrant Shares is subject to customary adjustments.

Pursuant to the terms of the Amendment, the parties provided that any stock issuances to MacRab LLC, officers, directors, vendors, and suppliers of the Company in satisfaction of amounts owed to such parties, would not result in an adjustment to the exercise price.

In consideration for the Amendment, the Company issued 3,000,000 shares of Common Stock (the “Shares”) to the Lender.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text, a copy of which is attached hereto as Exhibit 4.13 which is incorporated herein in its entirety by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the Shares by the Company to Lender was made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to one investor, the lack of any general solicitation or advertising in connection with such issuance, the representations of Lender to the Company that, among others, it is an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that it was purchasing the shares for its own account and without a view to distribute them.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

4.13	Amendment to Common Stock Purchase Warrant, dated May 24, 2023, issued by Kisses from Italy, Inc. to Jefferson Street Capital LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2023	KISSES FROM ITALY INC.
	By:	/s/ Claudio Ferri
	Name: Title:	Claudio Ferri Co-Chief Executive Officer

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